                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the registrant /X/
Filed by a party other than the registrant /_/

Check the appropriate box:
/_/      Preliminary proxy statement
/_/ Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
/_/      Definitive proxy statement
/X/      Definitive additional materials
/_/      Soliciting material pursuant to Rule 14a-12


                        AMERICAN FINANCIAL HOLDINGS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
/X/     No fee required.
/_/     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)     Title of each class of securities to which transaction applies:
             N/A
        ------------------------------------------------------------------------
(2)     Aggregate number of securities to which transactions applies:
             N/A
        ------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
             N/A
        ------------------------------------------------------------------------
(4)     Proposed maximum aggregate value of transaction:
             N/A
        ------------------------------------------------------------------------
(5)     Total fee paid:
             N/A
        ------------------------------------------------------------------------
/_/     Fee paid previously with preliminary materials.
/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)     Amount Previously Paid:
             N/A
        ------------------------------------------------------------------------
(2)     Form, Schedule or Registration Statement No.:
             N/A
        ------------------------------------------------------------------------
(3)     Filing Party:
             N/A
        ------------------------------------------------------------------------
(4)     Date Filed:
             N/A
        ------------------------------------------------------------------------

April 1, 2002

(Title)(FirstName)(LastName)
(Address1)(Address2)
(City)(State)(PostalCode)

Dear Plan Participant:

         As a participant in the American Savings Bank Supplemental Executive Retirement Plan you are credited with certain shares of American Financial Holdings, Inc (the "Company") common stock held for your account in the Employee Stock Ownership Plan SERP Trust ("ESOP XS Trust") by the trustee, First Bankers Trust Company, N.A.

         In connection with the Annual Meeting of Shareholders of American Financial Holdings, Inc., the holding company for American Savings Bank, I have enclosed a vote request form to allow the committee administering the plan to consult with you regarding the voting of these shares for those matters set forth in the Company's proxy statement. A copy of the annual meeting proxy statement and the Company's annual report was sent to you (under separate cover) prior to the mailing of this letter.

         The Plan Trustee will vote those shares of Company common stock held in the ESOP XS Trust in accordance with the instructions you provide. All shares for which no participant guidance has been given, or for which recommendations were not received in a timely manner, will be voted by the Plan Committee in its own discretion and without further consultation.

         Please fill out and sign the enclosed vote request form and return it to the address below no later than April 15, 2002.

                        Richard J. Moore
                        Executive Vice President and Secretary
                        American Savings Bank - Human Resources Dept.
                        102 W. Main
                        New Britain CT 06050

The results of this consultation will be tallied and the resulting votes will be forwarded to the Plan Trustee for its action.

Sincerely,



/s/Richard J. Moore
-------------------
Richard J. Moore

Name:            (Title)(FirstName)(LastName)
Shares:                   (Shares)

                                VOTE REQUEST FORM
                                -----------------

         I, the undersigned, understand that First Bankers Trust Company, N.A., the Plan Trustee, is the holder of record and custodian of all shares of American Financial Holdings, Inc. (the "Company") common stock attributed to me under the American Savings Bank Supplemental Executive Retirement Plan. Further, I understand that my voting directions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Shareholders to be held on April 29,2002.

         Accordingly, kindly consider the following voting directions:

        1. The election as directors of all nominees listed (except as marked to the contrary below).

         Marie S. Gustin, Mark E. Karp, Gregory B. Howey

                                                                 FOR ALL
         FOR                    VOTE WITHHELD                    EXCEPT
         ---                    -------------                    ------


INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.


       2. The ratification of the appointment of KPMG LLP as independent auditors of American Financial Holdings, Inc. for the fiscal year ending December 31, 2002.

        FOR                       AGAINST                        ABSTAIN
        ---                       -------                        -------


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED
PROPOSALS.

THE PLAN TRUSTEE IS HEREBY AUTHORIZED TO VOTE ANY SHARES ATTRIBUTABLE TO ME IN HIS OR HER TRUST CAPACITY AS INDICATED ABOVE. BY MY SIGNATURE, I ACKNOWLEDGE THAT I HAVE RECEIVED A NOTICE OF ANNUAL MEETING OF SHAREHOLDERS, A PROXY STATEMENT DATED MARCH 27, 2002, AND AN ANNUAL REPORT TO SHAREHolders FROM THE COMPANY PRIOR TO THE EXECUTION OF THIS VOTE REQUEST FORM.




-------------------------------             ------------------------------------
            Date                                         Signature

Please date, sign and deliver this form to Richard J. Moore, Human Resources Department, at American Savings Bank no later than April 15, 2002.

April 1, 2002

(Title)(FirstName)(LastName)
(Address1)(Address2)
(City)(State)(PostalCode)

Dear Plan Participant:

         As a participant in the American Financial Holdings, Inc. 2000 Stock-Based Incentive Plan, you may direct the voting of certain shares of restricted common stock held for your account in the Management Rewards Plan Trust ("MRP Trust") by the trustee, First Bankers Trust Company, N.A.

         In connection with the Annual Meeting of Shareholders of American Financial Holdings, Inc., the holding company for American Savings Bank, I have enclosed a vote request form to allow you to convey your voting instructions to the trustee regarding those matters set forth in the Company's proxy statement. A copy of the annual meeting proxy statement and the Company's annual report was sent to you (under separate cover) prior to the mailing of this letter.

         The Plan Trustee will vote those shares of common stock held in the MRP Trust in accordance with the instructions you provide. All shares for which no participant guidance has been given, or for which voting instructions were not received in a timely manner, will be voted by the Plan Committee in its own discretion and without further consultation.

         Please fill out and sign the enclosed vote request form and return it to the address below no later than April 15, 2002.

                       Richard J. Moore
                       Executive Vice President and Secretary
                       American Savings Bank - Human Resources Dept.
                       102 W. Main
                       New Britain CT 06050

The results of this consultation will be tallied and the resulting votes will be forwarded to the Plan Trustee for its action.

Sincerely,




/s/Richard J. Moore
-------------------
Richard J. Moore

Name:           (Title)(FirstName)(LastName)
Shares:                   (Shares)

                                VOTE REQUEST FORM

         I, the undersigned, understand that First Bankers Trust Company, N.A., the Plan Trustee, is the holder of record and custodian of all shares of American Financial Holdings, Inc. (the "Company") common stock attributed to me under the American Savings Bank 2000 Stock-Based Incentive Plan. Further, I understand that my voting directions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Shareholders to be held on April 29,2002.

         Accordingly, you are to vote my shares as follows:

         1. The election as directors of all nominees listed (except as marked to the contrary below).

               Marie S. Gustin, Mark E. Karp, Gregory B. Howey

                                                                       FOR ALL
               FOR                    VOTE WITHHELD                    EXCEPT
               ---                    -------------                    ------



INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.





         2. The ratification of the appointment of KPMG LLP as independent auditors of American Financial Holdings, Inc. for the fiscal year ending December 31, 2002.

              FOR                    AGAINST                       ABSTAIN
              ---                    -------                       -------



THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED
PROPOSALS.

THE PLAN TRUSTEE IS HEREBY AUTHORIZED TO VOTE ANY SHARES ATTRIBUTABLE TO ME IN HIS OR HER TRUST CAPACITY AS INDICATED ABOVE. BY MY SIGNATURE, I ACKNOWLEDGE THAT I HAVE RECEIVED A NOTICE OF ANNUAL MEETING OF SHAREHOLDERS, A PROXY STATEMENT DATED MARCH 27, 2002, AND AN ANNUAL REPORT TO SHAREHOLDERS FROM THE COMPANY PRIOR TO THE EXECUTION OF THIS VOTE REQUEST FORM.



---------------------------------              --------------------------------
           Date                                             Signature

Please date, sign and deliver this form in accordance with the instructions in the accompanying letter no later than April 15, 2002.

April 1,2002

(Title)(FirstName)(LastName)
(Address1)(Address2)
(City)(State)(PostalCode)

Dear Plan Participant:

         As a participant in the American Savings Bank Stock-Based Deferred Compensation Plan, you are credited with certain shares of American Financial Holdings, Inc. (the "Company") common stock held for your account in the Plan Trust by the trustee, First Bankers Trust Company, N.A.

         In connection with the Annual Meeting of Shareholders of American Financial Holdings, Inc., the holding company for American Savings Bank, I have enclosed a vote request form to allow the committee administering the plan to consult with you regarding the voting of these shares for those matters set forth in the Company's proxy statement. A copy of the annual meeting proxy statement and the Company's annual report was sent to you (under separate cover) prior to the mailing of this letter.

         The Plan Trustee will vote those shares of Company common stock held in the Stock-Based Deferred Compensation Plan trust in accordance with the instructions it receives from the Plan Committee. All shares for which no participant guidance has been given, or for which recommendations were not received in a timely manner, will be voted by the Committee in its own discretion and without further consultation.

         Please fill out and sign the enclosed vote request form and return it to me at the address below no later than April 15, 2002.

                   Richard J. Moore
                   Executive Vice President and Secretary
                   American Savings Bank - Human Resources Dept.
                   102 W. Main
                   New Britain CT 06050

The results of this consultation will be tallied and the resulting votes will be forwarded to the Plan Trustee for its action.

Sincerely,




/s/Richard J. Moore
-------------------
Richard J. Moore

Name:            (Title)(FirstName)(LastName)
Shares:                   (Shares)

                                VOTE REQUEST FORM
                                -----------------

         I, the undersigned, understand that First Bankers Trust Company, N.A., the Plan Trustee, is the holder of record and custodian of all shares of American Financial Holdings, Inc. (the "Company") common stock attributed to me under the American Savings Bank Stock-Based Deferred Compensation Plan. Further, I understand that my voting directions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Shareholders to be held on April 29,2002.

         Accordingly, kindly consider the following voting directions:

         1. The election as directors of all nominees listed (except as marked to the contrary below).

              Marie S. Gustin, Mark E. Karp, Gregory B. Howey

                                                                     FOR ALL
              FOR                  VOTE WITHHELD                     EXCEPT
              ---                  -------------                     ------

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.

         2. The ratification of the appointment of KPMG LLP as independent auditors of American Financial Holdings, Inc. for the fiscal year ending December 31, 2002.

              FOR                     AGAINST                      ABSTAIN
              ---                     -------                      -------



THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED
PROPOSALS.

THE PLAN TRUSTEE IS HEREBY AUTHORIZED TO VOTE ANY SHARES ATTRIBUTABLE TO ME IN HIS OR HER TRUST CAPACITY AS INDICATED ABOVE. BY MY SIGNATURE, I ACKNOWLEDGE THAT I HAVE RECEIVED A NOTICE OF ANNUAL MEETING OF SHAREHOLDERS, A PROXY STATEMENT DATED MARCH 27, 2002, AND AN ANNUAL REPORT TO SHAREHOLDERS FROM THE COMPANY PRIOR TO THE EXECUTION OF THIS VOTE REQUEST FORM.



--------------------------------           -------------------------------------
           Date                                           Signature

Please date, sign and deliver this form to Richard J. Moore, Human Resources Department, of American Savings Bank no later than April 15, 2002.